GUIDESTONE FUNDS

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond

Fund, Inflation Protected Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities

Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund,

Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive

Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I,

Aggressive Allocation Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025

Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

September 7, 2010

Dear Shareholder:

The enclosed Information Statement discusses an action that has been taken with respect to each above-listed series (“Fund”) of GuideStone Funds (the “Trust”).

GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of each of the Funds, has elected James W. Hixson as a trustee to the Trust’s Board of Trustees.

We are not asking you for a proxy  and you  are requested not to send  us a proxy. If you  have  any  questions,  please call 1-888-98-GUIDE (48433) and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond

Fund, Inflation Protected Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities

Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund,

Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive

Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I,

Aggressive Allocation Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025

Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

(each, a “Fund” and collectively, the “Funds”)

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

September 7, 2010

GuideStone Funds (the “Trust”) is distributing this Information Statement in connection with the election of James W. Hixson to the Board of Trustees (“Board” or “Trustees”) of the Trust. This Information Statement will be mailed on or about September 9, 2010 to the shareholders of record of each Fund as of August 16, 2010 (the “Record Date”).

GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is BNY Mellon Distributors Inc. (“Underwriter”), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of the Adviser, controls the vote on any matter that requires shareholder approval. The Trust has obtained the written consent of GuideStone Financial Resources, which is the majority shareholder of each Fund, to elect Mr. Hixson to the Board effective as of the date of the next scheduled in-person Board meeting. Therefore, in accordance with the Trust’s governing documents, the election of Mr. Hixson will have been approved on behalf of the shareholders. This Information Statement is provided to you solely for informational purposes.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

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The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s most recent annual report to shareholders and a copy of the most recent semi-annual report succeeding the annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201, by calling 1-888-98-GUIDE (1-888-984-8433) or going to our website at www.GuideStoneFunds.org.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Funds as of the Record Date. The executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date, to the knowledge of the Adviser.

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at www.GuideStoneFunds.org.

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I. Election of Trustee to the Board of Trustees

Overview

GuideStone Financial Resources, as majority shareholder of each Fund, has elected James W. Hixson to the Trust’s Board. Mr. Hixson was nominated on May 25, 2010, by the Nominating Committee of the Board as an interested Trustee of the Trust upon the expiration of the term of Trustee Gerald Jones. Mr. Hixson’s nomination was recommended by GuideStone Financial Resources.

Information Regarding the Board of Trustees

The operations of each Fund are under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. Upon effectiveness of the election of Mr. Hixson, the Board will be comprised of eight individuals: Barry D. Hartis and Mr. Hixson, each of whom is an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and Michael R. Buster, Peter L. Chamberlain, Ph.D., William Craig George, Joseph A. Mack, Franklin Morgan and William T. Patterson, who are not “interested persons” of the Trust as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Mack serves as Chairman of the Board. During the fiscal year ended December 31, 2009, the Board held six meetings. None of the Trustees, except Dr. Chamberlain, attended fewer than 75% of the Board meetings held during the previous fiscal year. Dr. Chamberlain attended 50% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Mr. Hixson) of the Trust, their ages, business address and principal occupations and prior directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES

Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 – present.	25	Ouachita Baptist University – Board of Trustees Member

Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Senior Financial Analyst, Summit Wealth Management, Inc., 2006 – present; President, B.R. Chamberlain & sons, Inc., 1990 – 2006 Registered Investment Adviser.	25	First Baptist Church of Orlando – Board of Trustees Member and Strategy Team; Rollins College Board of Overseers/Corporate Council – Member; The B.R. Chamberlain Foundation for Public Entertainment – President

William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Regional Loan Administrator, SunTrust Bank, 1995 – present.	25	N/A

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 – present.	25	N/A

Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 – May 2003.	25	N/A

William T. Patterson (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2009	Managing Partner, Patterson Capital, LLC, October 2007 – present; Director and Chairman of Audit Committee, Therizo Capital Management, February 2007 – February 2008; Senior Vice President, Wachovia Securities LLC, July 2003 – January 2007; Senior Vice President, Prudential Financial Inc., October 2000 – July 2003.	25	N/A

INTERESTED TRUSTEES[2]

Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant, 1976 – present; Vice President of Business and Finance, Greensboro College, January 1998 – June 30, 2005.	25	N/A

James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	25	N/A

(1)	Each Trustee serves for an indefinite term, until his successor is elected. Officers serve at the pleasure of the Board of Trustees.
(2)

Messrs. Hartis and Hixson are “interested persons” of the Trust, as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. In addition, Mr. Hixson may also be deemed an “interested person” of the Trust due to his position on the Board of Trustees of GuideStone Financial Services and GuideStone Advisors.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
OFFICERS WHO ARE NOT TRUSTEES[3]

Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2009	Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – present; Marketing Compliance Manager, GuideStone Financial Resources, 2005 – present; Compliance Specialist, GuideStone Financial Resources, 2004 – 2005.	N/A	N/A

Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources, 1995 – present.	N/A	N/A

Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources, 1998 – present.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1995 – present.	N/A	N/A

Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources, 1995 – present.	N/A	N/A

Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources, 2006 – present; Director, Mutual Funds, GuideStone Financial Resources, 2000 – 2006.	N/A	N/A

(3)	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

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In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Mr. Hixson):

Joseph A. Mack. Mr. Mack has been the Chairman of the Board of Trustees of the Trust since June 2005 and a member of the Board of Trustees since March 2002. He currently serves as the Director of Office of Public Policy of the South Carolina Baptist Convention. Prior to his current duties, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

Michael R. Buster. Rev. Buster currently serves as an Executive Pastor at Prestonwood Baptist Church in Plano, Texas and has been a member of the Board of Trustees since 2002. In his capacity as Executive Pastor, Rev. Buster serves as the Chief Operating Officer for this church of over 28,000 members. In addition to multiple high level duties, his responsibilities include overseeing a staff of 600, administering annual operating and capital budgets, long-range planning and real estate acquisitions on behalf of the church. Rev. Buster received a Bachelor Degree in Pastoral Ministries from Ouachita Baptist University and a Masters Degree in Religious Education from Southwestern Theological Seminary.

Peter L. Chamberlain, Ph.D. Dr. Chamberlain currently serves as the Chief Executive Officer of B.R. Chamberlain & Sons Foundation. The foundation provides financial assistance to worthy individuals, groups, institutions and organizations to better the education, moral, physical and spiritual climate of communities, the nation and the world. In addition to serving the foundation, he also is the President of B.R. Chamberlain & Sons, Inc., a registered investment advisor. Dr. Chamberlain received a Bachelor of Business Administration from Western Michigan University, a Master of Business Administration degree from Crummer Graduate School of Business and a Doctorate of Philosophy in Administration/Management from Walden University.

William Craig George. Mr. George has been employed with SunTrust Bank since 1995 and currently serves as Executive Vice President/Regional Credit Officer with SunTrust Bank. In his role with SunTrust Bank, Mr. George underwrites and approves commercial real estate loans as well as monitors and reduces bank classified assets. He has previously served on the board of Pregnancy Life Care Center Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor Of Science degree in Business Administration from The University of North Carolina – Chapel Hill.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business

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quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Exchange Disciplinary Board.

William T. Patterson. Mr. Patterson currently serves as a Managing Director of Patterson Capital, LLC. He retired as a Senior Vice President from Wachovia Securities, Inc. in January 2007 and from the Boards of Trustees of GuideStone Financial Resources and the Adviser in June 2007. Mr. Patterson entered into the investment industry in 1969 after serving with merit in the U.S. Army. In addition to his position with Wachovia, he served as a Branch Manager and Managing Director with Morgan Keegan & Company, Inc. Mr. Patterson has served on numerous boards and committees including being a past member and chairman of the NASD’s (FINRA) District Business Conduct Committee, District 5, and a past chairman, Board of Directors, Mississippi Prepaid Affordable College Tuition Program. Mr. Patterson holds a Bachelor of Arts degree in History from The Citadel and is a graduate of the Real Estate Institute.

Barry D. Hartis. Mr. Hartis currently serves as a Certified Public Accountant (“CPA”) with Haynes Strand and Company, PLCC. Previously, Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from The University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, The University of Kentucky.

James W. Hixson. Mr. Hixson is a former school administrator with Bath Community Schools in Bath, Michigan, where he served for 23 years in various positions, including middle school principal and superintendent. Throughout the years, he has also been active in the Bath community through membership and officer positions of civic and service organizations. He is a past board member of the Central Baptist Association and the Michigan Southern Baptist Foundation. Mr. Hixson holds a Bachelor of Arts degree from Tennessee Temple College, a Bachelor of Divinity degree from Central Baptist Theological Seminary, a Master of Religious Education degree from Temple Baptist Theological Seminary and a Master of Arts degree and an Educational Specialist degree from Michigan State University. Mr. Hixson currently serves on the Boards of Trustees of GuideStone Financial Resources, GuideStone Advisors and GuideStone Financial Services.

Board Role in Risk Oversight

The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks,

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valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s Chief Compliance Officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s Chief Compliance Officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure

The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills

GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant

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private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, they take overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board. Each Trustee’s individual education and professional experience is summarized above.

Committees

Currently, the Board has a Nominating Committee and an Audit Committee. The responsibilities of each committee and its members are described below.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees: Messrs. Mack, Buster, George, Morgan and Patterson and Dr. Chamberlain. The Nominating Committee has a written charter which sets forth the authority and responsibilities of the Nominating Committee. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2009, there were two meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders can submit recommendations in writing to the attention of Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

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Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees: Messrs. Mack, Buster, George, Morgan and Patterson and Dr. Chamberlain. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent public accounting firm; (2) review and approve the scope of the independent public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent accounting firm’s certifications; and (4) review with such independent accounting firm the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2009, there were three meetings of the Audit Committee.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Mr. Hixson) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of July 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES

Barry D. Hartis	Over $100,000 in the Low-Duration Bond Fund	Over $100,000
James W. Hixson	NONE	NONE

INDEPENDENT TRUSTEES

Michael R. Buster

Over $100,000 in the Growth Allocation Fund

$10,001-$50,000 in the Global Bond Fund

$50,001-$100,000 in the Value Equity Fund

$50,001-$100,000 in the Growth Equity Fund

Over $100,000 in the Small Cap Equity Fund

$1-$10,000 in the International Equity Fund

Over $100,000
Peter L. Chamberlain, Ph.D.	NONE	NONE
William Craig George	NONE	NONE
Joseph A. Mack	$10,001-$50,000 in the Low-Duration Bond Fund $10,001-$50,000 in the Medium-Duration Bond Fund $10,001-$50,000 in the Inflation Protected Bond Fund	Over $100,000
Franklin Morgan	NONE	NONE
William T. Patterson	NONE	NONE

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of the Record Date.

As of July 31, 2010, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by or under common control with the Adviser, Sub-Advisers or Underwriter.

Compensation

The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds’ officers for the services they provide to the Funds.

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Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax deferred retirement plan sponsored by GuideStone Financial Resources and made available to employees of an educational institution. Mr. Buster is a beneficiary of the Church Retirement Plan sponsored by GuideStone Financial Resources.

Shareholder Communications

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household

If you are a member of a household in which multiple shareholders of your Fund share the same address, and the Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, your Fund will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling 1-888-98-GUIDE (1-888-984-8433). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Rodney Miller
Rodney Miller
Vice President and Secretary

September 7, 2010

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APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF AUGUST 16, 2010

Fund	GS2 Class	GS4 Class
MyDestination 2005 Fund	N/A	7,019,969.211
MyDestination 2015 Fund	N/A	27,776,498.681
MyDestination 2025 Fund	N/A	23,835,977.365
MyDestination 2035 Fund	N/A	11,432,483.235
MyDestination 2045 Fund	N/A	7,610,148.750
Conservative Allocation Fund	N/A	24,520,445.232
Balanced Allocation Fund	N/A	98,066,972.089
Growth Allocation Fund	N/A	71,996,873.361
Aggressive Allocation Fund	N/A	67,009,757.215
Conservative Allocation Fund I	7,431,031.345	N/A
Balanced Allocation Fund I	35,463,593.546	N/A
Growth Allocation Fund I	22,856,838.775	N/A
Aggressive Allocation Fund I	15,062,085.222	N/A
Money Market Fund	124,469,622.090	1,051,866,502.390
Low-Duration Bond Fund	13,861,519.077	44,702,714.981
Medium-Duration Bond Fund	18,726,445.351	60,783,111.832
Extended-Duration Bond Fund	9,933,108.490	23,367,346.670
Inflation Protected Bond Fund	N/A	10,091,696.257
Global Bond Fund	N/A	22,027,771.404
Equity Index Fund	8,474,238.359	21,854,068.992
Real Estate Securities Fund	N/A	18,467,735.846
Value Equity Fund	28,750,657.469	76,670,189.684
Growth Equity Fund	19,280,512.463	63,044,560.451
Small Cap Equity Fund	8,233,829.748	30,312,480.372
International Equity Fund	24,915,293.737	86,090,043.688

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
MyDestination 2005 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	50%
MyDestination 2005 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	35%
MyDestination 2005 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	5%
MyDestination 2015 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	60%
MyDestination 2015 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	29%
MyDestination 2015 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	6%
MyDestination 2025 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	59%
MyDestination 2025 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	30%
MyDestination 2025 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	6%
MyDestination 2035 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	55%
MyDestination 2035 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	32%
MyDestination 2035 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	7%
MyDestination 2045 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	45%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
MyDestination 2045 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	38%
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	6%
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	5%
Conservative Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	60%
Conservative Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	31%
Balanced Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	62%
Balanced Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	28%
Growth Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	65%
Growth Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	28%
Aggressive Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	60%
Aggressive Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	23%
Money Market Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	30%
Money Market Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	15%
Money Market Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Reserve Fund PO Box 2190 Dallas TX 75221-2190	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liquidity – Medium-Duration Bond Fund PO Box 2190 Dallas TX 75221-2190	7%
Money Market Fund GS4 Class	GuideStone Financial Resources Capital Preservation Fund PO Box 2190 Dallas TX 75221-2190	6%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liquidity – Growth Equity Fund PO Box 2190 Dallas TX 75221-2190	6%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	28%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	27%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	11%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	10%
Low-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	9%
Low-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	27%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	16%
Medium-Duration Bond Fund GS4 Class	State Street Bank & Trust Co Trustee FBO Baylor Health Care Systems 1 Heritage Drive North Quincy MA 02171-2105	11%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Medium-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	11%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	10%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	8%
Medium-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	26%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	24%
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	21%
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	10%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	9%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	39%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	23%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	9%
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2005 Fund PO Box 2190 Dallas TX 75221-2190	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Inflation Protected Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	8%
Inflation Protected Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8%
Global Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	27%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	26%
Global Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	9%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	8%
Global Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	7%
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	6%
Global Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5%
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	5%
Equity Index Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	31%
Equity Index Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	18%
Equity Index Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Equity Index Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	12%
Equity Index Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11%
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	33%
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	21%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	11%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	10%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	9%
Value Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	20%
Value Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	18%
Value Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	17%
Value Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	11%
Value Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	9%
Value Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Growth Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	19%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	17%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	16%
Growth Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	15%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	9%
Growth Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	8%
Small Cap Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	28%
Small Cap Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	14%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	13%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	12%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	6%
International Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
International Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	17%
International Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	16%
International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	13%
International Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	11%
International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	7%
Conservative Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	84%
Conservative Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	12%
Balanced Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	69%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	13%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	12%
Growth Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	90%
Growth Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	9%
Aggressive Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	85%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Aggressive Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas TX 75221-2190	13%
Money Market Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	75%
Money Market Fund GS2 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	5%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	39%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	33%
Low-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	13%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	12%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	47%
Medium-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	17%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	15%
Medium-Duration Bond Fund GS2 Class	Northern Trust Company Custodian FBO Samford University 50 S LaSalle Street Chicago Il 60603-1006	11%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	7%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	37%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	34%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	12%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	7%
Extended-Duration Bond Fund GS2 Class	Northern Trust Company Custodian FBO Samford University 50 S LaSalle Street Chicago Il 60603-1006	7%
Equity Index Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	47%
Equity Index Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	16%
Equity Index Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	15%
Equity Index Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	13%
Equity Index Fund GS2 Class	US Bank NA FBO Campus Crusade for Christ Intl PO Box 1787 Milwaukee WI 53201-1787	5%
Value Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	26%
Value Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	24%
Value Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	21%
Value Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
Value Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	6%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	24%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	23%
Growth Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	20%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	20%
Growth Equity Fund GS2 Class	Northern Trust Company Custodian FBO Samford University 50 S LaSalle Street Chicago Il 60603-1006	5%
Small Cap Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	37%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	18%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	17%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	15%
International Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	21%
International Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of March 13, 2009 (Percentage of shares owned rounded to the nearest whole percentage.)
International Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	17%
International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	14%
International Equity Fund GS2 Class	Northern Trust Company Custodian FBO Samford University 50 S LaSalle Street Chicago Il 60603-1006	5%